UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 13, 2021, Community Bank System, Inc. (the “Company”) held its Annual Meeting by remote communication. At the Annual Meeting, the Company’s shareholders (i) elected 12 directors, each for a one-year term, (ii) approved on an advisory basis the Company’s executive compensation as set forth in the proxy statement, and (iii) ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2021. The Company is pleased to report that its shareholders supported the advisory “say on pay” vote with 94% of the shares cast at the meeting voting in favor of the say on pay proposal.

1.       The Company’s shareholders elected 12 individuals to the Board to serve one-year terms, with each of the directors receiving over 94% of the votes cast at the meeting in favor of his or her election, as set forth below:

Name of Director	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Brian R. Ace	38,542,041	2,078,669	338,673	5,166,338
Mark J. Bolus	40,457,214	163,779	338,930	5,166,338
Jeffrey L. Davis	38,280,404	2,325,417	353,562	5,166,338
Neil E. Fesette	38,716,317	1,901,283	341,783	5,166,338
Kerrie D. MacPherson	40,540,922	224,488	193,973	5,166,338
John Parente	40,372,845	244,414	342,124	5,166,338
Raymond C. Pecor, III	40,466,955	272,878	219,550	5,166,338
Susan E. Skerritt	40,479,886	256,966	222,531	5,166,338
Sally A. Steele	40,235,185	407,533	316,665	5,166,338
Eric E. Stickels	40,470,333	233,612	255,438	5,166,338
Mark E. Tryniski	40,344,618	282,265	332,500	5,166,338
John F. Whipple, Jr.	39,221,833	1,406,427	331,123	5,166,338

2.

The Company’s shareholders approved, on a non-binding advisory vote, our executive compensation programs, as described in the proxy statement, as set forth below:

For	Against	Abstain	Broker Non-Votes
38,258,102	2,468,758	232,523	5,166,338

3.       The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 as set forth below:

For	Against	Abstain
45,436,929	657,233	31,559

Item 8.01	Other Events

On May 13, 2021, the Company issued a press release announcing the results of its Annual Meeting and the approval by the Board of Directors of a regular quarterly dividend of $0.42 per share payable on July 9, 2021, to shareholders of record as of June 15, 2021.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 13, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

	By:	/s/ George J. Getman
	Name:	George J. Getman
	Title:	EVP and General Counsel
Dated: May 18, 2021